UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 27, 2011
(Date of earliest event reported)	January 21, 2011

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On January 21, 2011, our affiliate, ONEOK Partners, L.P., a Delaware limited partnership (the “Partnership”) and one of the Partnership’s subsidiaries, ONEOK Partners Intermediate Limited Partnership, a Delaware limited partnership (the “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., RBS Securities Inc. and UBS Securities LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), with respect to the issuance and sale by the Partnership of (i) $650 million aggregate principal amount of the Partnership’s 3.250% senior notes due 2016 (the “2016 Notes”) and (ii) $650 million aggregate principal amount of the Partnership’s 6.125% senior notes due 2041 (the “2041 Notes” and collectively with the 2016 Notes, the “Notes”).

The Underwriting Agreement contains customary representations, warranties and agreements by the Partnership and the Guarantor, and customary conditions to closing, indemnification obligations of both the Partnership and the Guarantor, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended (the “Act”), obligations of the parties and termination provisions.  The Partnership’s and the Guarantor’s respective obligations under the Underwriting Agreement are nonrecourse to us.  The Partnership also agreed not to offer or sell certain debt securities until February 20, 2011 without the prior written consent of the Representatives.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Indenture, Supplemental Indenture and Notes

On January 26, 2011, the Partnership completed the underwritten public offering (the “Offering”) of the Notes.  The Partnership registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-161923) filed on September 15, 2009 (the “Registration Statement”).  The Partnership intends to use the net proceeds from the Offering of approximately $1.28 billion, after deducting underwriting discounts and offering expenses, to repay amounts outstanding under the Partnership’s $1 billion commercial paper program, to repay amounts on the maturity of the Partnership’s $225 million principal amount of senior notes due March 2011 and for general partnership purposes.

The terms of the Notes are governed by the Indenture, dated as of September 25, 2006 (the “Indenture”), between the Partnership and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by the Sixth Supplemental Indenture with respect to the 2016 Notes (the “Sixth Supplemental Indenture”) and the Seventh

Supplemental Indenture with respect to the 2041 Notes (the “Seventh Supplemental Indenture”), each of which is dated January 26, 2011. The Notes are nonrecourse to us.

Item 7.01		Regulation FD Disclosure

The Partnership issued a news release on January 21, 2011, attached hereto as Exhibit 99.1, announcing the pricing of the Notes.  This information is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement under the Act.

Item 9.01		Financial Statements and Exhibits
	(d)	Exhibits
Exhibit Number		Description
1.1
Underwriting Agreement dated January 21, 2011, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and Citigroup Global Markets Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

4.1
Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

4.2
Sixth Supplemental Indenture, dated January 26, 2011, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 3.250% Senior Notes due 2016 (the “2016 Notes”) (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

4.3
Seventh Supplemental Indenture, dated January 26, 2011, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 6.125% Senior Notes due 2041 (together with the 2016 Notes, the “Notes”) (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

	4.4	Form of Senior Note due 2016 (included in Exhibit 4.2 above).

4.5	Form of Senior Note due 2041 (included in Exhibit 4.3 above).
99.1
News release of ONEOK Partners, L.P. announcing the pricing of its public offering of the Notes (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	January 27, 2011	By: /s/ Curtis L. Dinan
Curtis L. Dinan, Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
1.1
Underwriting Agreement dated January 21, 2011, among ONEOK Partners, L.P. and ONEOK Partners Intermediate Limited Partnership and Citigroup Global Markets Inc., RBS Securities Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

4.1
Indenture, dated as of September 25, 2006, among ONEOK Partners, L.P. and Wells Fargo Bank, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on September 26, 2006).

4.2
Sixth Supplemental Indenture, dated January 26, 2011, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 3.250% Senior Notes due 2016 (the “2016 Notes”) (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

4.3
Seventh Supplemental Indenture, dated January 26, 2011, among ONEOK Partners, L.P., ONEOK Partners Intermediate Limited Partnership and Wells Fargo Bank, N.A., as trustee, with respect to the 6.125% Senior Notes due 2041 (together with the 2016 Notes, the “Notes”) (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).

4.4	Form of Senior Note due 2016 (included in Exhibit 4.2 above).
4.5	Form of Senior Note due 2041 (included in Exhibit 4.3 above).
99.1
News release of ONEOK Partners, L.P. announcing the pricing of its public offering of the Notes (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, filed by ONEOK Partners, L.P. on January 26, 2011).